Exhibit 99.1

STOCK OPTION CERTIFICATE
For _______ Shares

Issued Pursuant to the
2010 Incentive Plan of

AMPAL-AMERICAN ISRAEL CORPORATION

and constitutes part thereof with respect
to issuance to Israeli employees and directors

Name of Holder:

Number of Shares
Subject to this Option:

Exercise Price:                         $____ per  Share

Grant Date:

Expiration Date:                      Ten years from the Grant Date

Vesting Terms:                     This Option to purchase _________ Shares shall vest ratably and become exercisable, on a quarterly basis, on the ___ day of the month of each three month period following the Grant Date for each of the four years following the Grant Date.

THIS CERTIFIES that on the Grant Date set forth above, the Holder (as set forth above) was granted an option (the “Option”) to purchase at the Exercise Price (as set forth above) all or any part of the number of shares (as set forth above) of fully paid and non-assessable shares (“Shares”) of the Class A Stock ($1.00 par value) of AMPAL-AMERICAN ISRAEL CORPORATION, a New York corporation (the “Company”), upon and subject to the following terms and conditions:

(a)           Terms of the Option.  The Option is granted pursuant to, and is subject to the terms and conditions of, (i) the 2010 Incentive Plan of the Company (the “Plan”), the terms, conditions and definitions of which are hereby incorporated herein as though set forth at length, and the receipt of a copy of which the Holder hereby acknowledges by his signature below,[ (ii) Section 102 of the Income Tax Ordinance, 1961 and the Income Tax Regulations (Tax Relieves in Allocation of Stocks to Employees), 2003 promulgated thereunder (“Section 102”) and (iii) the trust agreement, dated September 3, 2007 (the “Trust Agreement”), between the Company and Ofer Katz, CPA, as trustee (the “Trustee”),] the terms, conditions and definitions of which are hereby incorporated herein as though set forth at length, and the receipt of a copy of which the Holder hereby acknowledges by his signature below.  The Holder hereby accepts the Option subject to the terms and conditions of the Plan, [Section 102 and the Trust Agreement.] Capitalized terms used herein shall have the meanings set forth in the Plan, unless otherwise defined or used herein.

(b)           Expiration.  This Option shall expire on the Expiration Date set forth above unless extended or earlier terminated in accordance with this Option Certificate or the Plan.

(c)           Exercise.  This Option may be exercised or surrendered during the Holder’s lifetime only by the Holder, his/her guardian or legal representative, or a Permitted Assignee.  THIS OPTION SHALL NOT BE TRANSFERABLE, ASSIGNABLE OR GIVEN AS COLLATERAL BY THE HOLDER OTHERWISE THAN BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION OR AS DESCRIBED IN SECTION 12.3 OF THE PLAN.

(d)           Vesting.  This Option shall vest and be exercisable as set forth in the Vesting Terms above.

(e)           Notice and Terms of Exercise.  This Option shall be exercised by the Holder (or by her executors, administrators, guardian or legal representative) as to all or part of the Shares, by the giving of written notice of exercise to the Company.  The notice of exercise shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe.  In no event may any Option granted hereunder be exercised for a fraction of a Share.  The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company.  No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option.  No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

(f)           Net Issuance.  The Committee consents to a net issuance of Shares pursuant to a proper delivery of a notice of exercise, as set forth above.  Accordingly, the Company shall issue to the Holder or Trustee, as applicable, the number of Shares determined as follows (subject to reduction for any Withholding Taxes as provided in Section M hereof):

X = Y [(A-B)/A]

where:

X = the number of Shares to be issued to the Holder.

Y = the number of Shares with respect to which this Option is being exercised.

A = the Fair Market Value of the Shares into which such Option is exercisable, determined at the date of tender,

B = the Exercise Price.

(g)           Termination of Employment.  In the event of the termination of employment of the Holder for any reason (other than death, disability or for reasons other than for cause as provided below), this Option, to the extent not previously exercised or expired, shall be deemed canceled and terminated on the day of such termination or separation.

In the event of the termination of the Holder’s employment other than for cause, (i) the Option and all rights granted hereunder shall be forfeited and deemed canceled and no longer exercisable on the day that is seven (7) days after the date of such termination of employment, and (ii) with respect to the portion of the Option that had not vested at the time of termination of Holder’s employment, such portion of the Option and all rights granted thereunder shall be forfeited and deemed canceled and no longer exercisable.  For the purposes of this Stock Option Certificate, the term “cause” shall be defined as (i) any act of fraud or embezzlement in respect of the Company or any of their respective funds, properties or assets, (ii) conviction of the Holder of a felony under the laws of the United States or any state thereof; (iii) willful misconduct or gross negligence by the Holder in connection with the performance of his or her duties to the Company; (iv) intentional dishonesty by the Holder in the performance of his or her duties to the Company; and (v) engagement by the Holder in the use of illegal substances or alcohol, which use has impaired the Holder’s ability, as determined by the Board of Directors of the Company, on an ongoing basis, to perform his or her duties to the Company.  A determination of cause shall be made by the Board of Directors of the Company.

(h)           Death.  In the event the Holder dies while employed by the Company or any of its subsidiaries or affiliates, or during his term as a Director of the Company or any of its subsidiaries or affiliates, as the case may be, this Option, to the extent not previously expired or exercised, shall, to the extent exercisable on the date of death, be exercisable by the estate of the Holder or by any person who acquired this Option by bequest or inheritance, at any time within one year after the death of the Holder, unless earlier terminated pursuant to its terms.

(i)           Disability.  In the event of the termination of employment of the Holder or the separation from service of a Director who is a Holder due to total disability, the Holder, or her guardian or legal representative, shall have the unqualified right to exercise any portion of this Option which has not been previously exercised or expired and which the Holder was eligible to exercise as of the first date of total disability (as determined by the Company), at any time within ninety (90) days after such termination or separation, unless earlier terminated pursuant to its terms.  The term “total disability” shall, for purposes of this Option Certificate, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

(j)           Change in Control.  In the event of the occurrence of a change in control (as defined below) of the Company, this Option and all rights granted hereunder shall immediately vest and be exercisable in accordance with its terms with respect to those Shares not already vested and exercisable pursuant to the terms of this Option.  For purposes of this Option, a “change in control of the Company” shall be deemed to occur if:

(i)           a change in the ownership of the Company as defined in Treasury Regulations 1.409A-2(i)(5)(v);

(ii)          a change in the effective control of the Company as defined in Treasury Regulations 1.409A-2(i)(5)(vi); or

(iii)         a change in the ownership of a substantial portion of the Company’s assets as defined in Treasury Regulations 1.409A-2(i)(5)(vii).

The determination as to the occurrence of a change in control of the Company shall be based on objective facts and in accordance with the requirements of Code Section 409A and the regulations promulgated thereunder.

(k)           Adjustments.  In the event that the Company shall determine that any dividend or other distribution (whether in the form of cash, shares of common stock of the Company, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of common stock of the Company or other securities, the issuance of warrants or other rights to purchase shares of common stock of the Company, or other securities, or other similar corporate transaction or event affects the Shares, such that an adjustment is determined by the Company to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to the Holder, then the Company shall, in such manner as the Company may deem equitable, adjust any or all of (i) the number and type of shares of common stock of the Company subject to this Option, and (ii) the grant or exercise price with respect to this Option, or, if deemed appropriate, make provision for a cash payment to the Holder, provided that no such cash payments shall be made to the extent such cash payments shall cause the Holder to be subject to adverse tax consequences under Code Section 409A.

(l)           Delivery of Share Certificates.  Within a reasonable time after the exercise of this Option, the Company shall cause to be delivered to the person entitled thereto (including the Trustee, if required by Section 102) a certificate for the Shares purchased pursuant to the exercise of this Option.  If this Option shall have been exercised with respect to less than all of the Shares subject to this Option, the Company shall also cause to be delivered to the person entitled thereto (including the Trustee, if required by Section 102) a new Option Certificate in replacement of this Option Certificate if surrendered at the time of the exercise of this Option, indicating the number of Shares with respect to which this Option remains available for exercise, or this Option Certificate shall be endorsed to give effect to the partial exercise of this Option.

(m)           Withholding.  In the event that the Holder elects to exercise this Option or any part thereof, and if the Company, the Trustee or any subsidiary or affiliate of the Company (collectively, the “Withholding Agent”) shall be required to withhold any amounts (the “Withholding Taxes”) by reason of any federal, state or local or foreign tax laws, rules or regulations in respect of the issuance of Shares to the Holder pursuant to the Option or the exercise or disposition (in whole or in part) of the Option or the underlying Shares, the Withholding Agent shall be entitled to deduct and withhold such amounts from any payments to be made to the Holder.  In any event, the Holder shall make available to the Withholding Agent, promptly when requested by the Withholding Agent, sufficient funds to meet the requirements of such withholding; and the Withholding Agent shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Withholding Agent out of any funds or property due or to become due to the Holder.

(n)           Reservation of Shares.  The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Option such number of Shares as shall be required for issuance or delivery upon exercise hereof.

(o)           Rights of Holder.  Nothing contained herein shall be construed to confer upon the Holder any right to be continued in the employ of the Company and/or any subsidiary or affiliate of the Company or derogate from any right of the Company and/or any subsidiary or affiliate of the Company to retire, request the resignation of, or discharge the Holder at any time, with or without cause.  The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed herein and are not enforceable against the Company except to the extent set forth herein.

(p)           Registration; Legend.  The Company may postpone the issuance and delivery of Shares upon any exercise of this Option until (a) the admission of such Shares to listing on any stock exchange or exchanges on which Shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable.  The Holder shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended, to issue the Shares in compliance with the provisions of that or any comparable act.

The Company may cause the following or a similar legend to be set forth on each certificate representing Shares or any other security issued or issuable upon exercise of this Option unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS ESTABLISHED BY AN OPINION FROM COUNSEL TO THE COMPANY.

(q)           [Section 102.  Pursuant to the procedural requirements of Section 102, the Option and the underlying Shares shall be held in trust by the Trustee for your benefit for a period that is not shorter than the one stated in Section 102 (“Holding Period”).  The Holder hereby agrees that this Option and the underlying Shares shall be allocated on the Holder’s behalf to the Trustee under the provisions of the capital gain avenue and will be held by the Trustee for a period that is not less than the Holding Period.   The underlying Shares shall not be sold until the end of the Holding Period.  The Holder hereby agrees and to inform the Trustee at the end of each calendar year whether he is an Israeli resident.  The Holder hereby acknowledges that this grant of an Option is conditioned upon the receipt of all required approvals from the Israeli Tax Authorities.  Accordingly, to the extent that for whatever reason the Company shall not be granted an approval by the Israeli Tax Authorities under Section 102, the Holder shall be responsible for and pay any and all taxes and other levies and payments applicable to the grant, exercise, sale or other disposition of the Option or the underlying Shares.  The Holder further acknowledges and agrees that  the Trustee shall not release any of the underlying Shares allocated or issued upon exercise of the Option granted to the Holder prior to the full payment of the tax liability arising from the Option that was granted to the Holder or any of the underlying Shares allocated or issued upon exercise of such Option.  If the Option was granted directly to the Holder, the Holder hereby confirms that he will pay all taxes and other levies and payments applicable to the grant, exercise, sale or other disposition of the Option or the underlying Shares.]

(r)           Amendment.  The Committee may, at any time or from time to time amend the terms and/or conditions of this Stock Option Certificate, provided, however, the Committee may not impair the rights of the Holder hereunder, without the prior consent of the Holder.

(s)           Notices.  Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed as follows:  if to the Company, at its office at 10 Abba Even St., Ackerstein Tower C, Herzliya, Israel 46733, Attn: Vice President - Investments and Corporate Affairs, or at such other address as the Company by notice to the Holder may designate in writing from time to time; and if to the Holder, at the address shown below her signature on this Option Certificate, or at such other address as the Holder by notice to the Company may designate in writing from time to time.  Notices shall be effective upon receipt.

(t)           Interpretation.  A determination of the Committee as to any questions which may arise with respect to the interpretation of the provisions of this Stock Option Certificate and of the Plan shall be final and binding.  The Committee may authorize and establish such rules, regulations and revisions thereof as it may deem advisable.  To the extent that the terms of this Stock Option Certificate and the Plan conflict, the Plan shall control.

IN WITNESS WHEREOF, the parties have executed this Stock Option Certificate as of the date set forth above.

ACCEPTED: ______________________________ Holder ______________________________ Address ______________________________ City State Zip Code ______________________________ Social Security/ID Number	AMPAL-AMERICAN ISRAEL CORPORATION By:________________________ Name: Title: